Exhibit 99.1

Volkswagen Auto Loan Enhanced Trust 2003-2
MONTHLY SERVICER CERTIFICATE
For the collection period ended 11-25-2006	Data Current as of 12/04/2006 6:56:11 AM

A.	DATES	Begin	End	# days

1	Determination Date		12/18/2006

2	Payment Date		12/20/2006

3	Collection Period	10/29/2006	11/25/2006	28

4	Monthly Interest Period - Actual/360	11/20/2006	12/19/2006	30

5	Monthly Interest - 30/360			30

B. SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor
6	Class A-1 Notes	269,000,000.00	—	—	—	—
7	Class A-2 Notes	345,000,000.00	—	—	—	—
8	Class A-3 Notes	368,000,000.00	—	—	—	—
9	Class A-4 Notes	279,315,000.00	230,224,794.08	15,634,221.37	214,590,572.71	0.7682744
10	Class B Notes	29,033,164.85	29,033,164.85	—	29,033,164.85	1.0000000

11	Total Securities	$1,290,348,164.85	$259,257,958.93	$15,634,221.37	$243,623,737.56

12	Net Pool Balance	$1,354,290,044.71	$268,277,660.81		$251,848,160.96

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

13	Class A-1 Notes	1.1456%	—	—	—	—
14	Class A-2 Notes	1.5500%	—	—	—	—
15	Class A-3 Notes	2.2700%	—	—	—	—
16	Class A-4 Notes	2.9400%	564,050.75	2.4500000	16,198,272.12	70.3585041

	Total Securities		564,050.75		16,198,272.12

C.	COLLECTIONS AND AVAILABLE FUNDS

17	Scheduled Principal Payments Received	11,924,872.54
18	Scheduled Interest Payments Received	611,417.47
19	Prepayments of Principal Received	64,743.53
20	Liquidation Proceeds	4,328,808.12
21	Recoveries Received	141,680.14
22	Other Payments Received to Reduce Principal	—

23	Subtotal: Total Collections	17,071,521.80

24	Repurchased Receivables	—
25	Reserve Account Excess Amount (Item 85)	41,588.42

26	Total Available Funds, prior to Servicer Advances	17,113,110.22

27	Servicer Advance (Item 68)	—

28	Total Available Funds + Servicer Advance	17,113,110.22

29	Reserve Account Draw Amount (Item 71)	—

30	Total Available Funds + Servicer Advance and Reserve Account Draw Amount	17,113,110.22

D.	DISTRIBUTIONS

	Distribution Summary:
31	Prior Advance Reimbursement (Item 74)	—
32	Servicing Fees (Item 38)	216,048.30
33	Class A Noteholder Interest (Item 47)	564,050.75
34	Principal Distribution Amount (Item 72)	15,634,221.37
35	Amount Paid to Reserve Account to Reach Specified Balance	—
36	Other Amounts Paid to Trustees	—

37	Remaining Funds to Certificateholder	698,789.81

Volkswagen Auto Loan Enhanced Trust 2003-2
MONTHLY SERVICER CERTIFICATE
For the collection period ended 11-25-2006	PAGE 2

	Distribution Detail:	Due	Shortfall	Paid

38	Servicing Fees	216,048.30	—	216,048.30

	Pro rata:
39	Class A-1 Interest	—	—	—
40	Class A-2 Interest	—	—	—
41	Class A-3 Interest	—	—	—
42	Class A-4 Interest	564,050.75	—	564,050.75
43	Class A-1 Interest Carryover Shortfall	—	—	—
44	Class A-2 Interest Carryover Shortfall	—	—	—
45	Class A-3 Interest Carryover Shortfall	—	—	—
46	Class A-4 Interest Carryover Shortfall	—	—	—

47	Class A Noteholder Interest	564,050.75	—	564,050.75

E.	CALCULATIONS

	Calculation of Principal Distribution Amount:
48	Beginning Note Balance - All Classes			259,257,958.93
49	Beginning Net Pool Balance		268,277,660.81
50	Receipts of Scheduled Principal		(11,924,872.54)
51	Receipts of Prepaid Principal		(64,743.53)
52	Liquidation Proceeds		(4,328,808.12)
53	Other Collections of Principal		—
54	Principal Amount of Repurchases		—
55	Principal Amount of Defaulted and Terminated Receivables		(111,075.66)

56	Ending Net Pool Balance		251,848,160.96
57	Yield Supplement Overcollateralization Amount		8,224,423.40

58	Adjusted Pool Balance		243,623,737.56
59	Less: Adjusted Pool Balance - End of Collection Period			243,623,737.56

60	Calculated Principal Distribution Amount			15,634,221.37

	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 26)			17,113,110.22
62	Less: Prior Advance Reimbursement (Item 31)			—
63	Less: Servicing Fees Paid (Item 32)			216,048.30
64	Less: Interest Paid to Noteholders (Item 33)			564,050.75
65	Less: Calculated Principal Distribution (Item 60)			15,634,221.37

66	Equals: Remaining Available Funds before Servicer Advance			698,789.81
67	Monthly Loan Payments Due on Included Units but not received (N/A if Item 66 > 0)			N/A

68	Servicer Advance (If Item 66 < 0, lesser of Item 66 and Item 67, else 0)			—

	Calculation of Reserve Account Draw Amount:
69	Remaining Available Funds, before Reserve Account Draw (Item 66 plus Item 68)			698,789.81
70	Available Funds Shortfall Amount (If Item 69 < 0, Item 69, else 0)			—

71	Reserve Account Draw Amount (If Item 70 is > 0, Lesser of Reserve Acct Balance and Item 70)			—

72	Principal Distribution Amount (Item 60 - Available Funds Shortfall + Reserve Account Draw Amt)			15,634,221.37

	Reconciliation of Servicer Advance:
73	Beginning Balance of Servicer Advance			—
74	Less: Prior Advance Reimbursement			—
75	Plus: Additional Payment Advances for Current Period			—

76	Ending Balance of Payment Advance			—

Volkswagen Auto Loan Enhanced Trust 2003-2
MONTHLY SERVICER CERTIFICATE
For the collection period ended 11-25-2006	PAGE 3

F.	RESERVE ACCOUNT

	Reserve Account Balances:
77	Specified Reserve Account Balance		9,677,611.24
78	Initial Reserve Account Balance		6,451,740.82

79	Beginning Reserve Account Balance		9,677,611.24
80	Plus: Net Investment Income for the Collection Period		41,588.42

81	Subtotal: Reserve Fund Available for Distribution		9,719,199.66
82	Plus: Deposit of Excess Available Funds (Item 35)		—
83	Less: Reserve Account Draw Amount (Item 71)		—

84	Subtotal Reserve Account Balance		9,719,199.66
85	Less: Reserve Account Excess Amount to Available Funds (If Item 84 > Item 77)		41,588.42

86	Equals: Ending Reserve Account Balance		9,677,611.24

87	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

G.	POOL STATISTICS

	Collateral Pool Balance Data:	Initial	Current

88	Net Pool Balance	1,354,290,045	251,848,161
89	Number of Current Contracts	68,917	36,212
90	Weighted Average Loan Rate	3.27%	3.03%
91	Average Remaining Term	56.1	19.8
92	Average Original Term	58.3	59.9

			Outstanding
	Net Credit Loss and Repossession Activity:	Units	Principal Balance

93	Aggregate Outstanding Principal Balance of Charged Off Receivables	11	111,076
94	Liquidation Proceeds on Related Vehicles		—
95	Recoveries Received on Receivables Previously Charged Off		141,680

96	Net Principal Losses for Current Collection Period	11	(30,604)

97	Beginning Net Principal Losses	824	5,749,361
98	Net Principal Losses for Current Collection Period	11	(30,604)

99	Cumulative Net Principal Losses	835	5,718,757

				Outstanding
	Delinquencies Aging Profile - End of Period:	Percentage	Units	Principal Balance

100	Current	98.98%	35,897	249,277,536
101	31 - 60 Days Delinquent	0.95%	293	2,402,380
102	61 - 90 Days Delinquent	0.07%	22	168,245

103	Total	100.00%	36,212	251,848,161